Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB/A of Novastar Resources Ltd. (the “Company”), for the year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul G. Carter, Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul G. Carter

__________________________________________

Paul G. Carter

Chief Executive Officer

Chief Financial Officer

Dated: November 25, 2005

A signed original of this written statement required by Section 906 has been provided to Novastar Resources Ltd. and will be retained by Novastar Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.